ForeInvestors Choice Variable Annuity – I Share

Supplement dated May 25, 2018 to your Prospectus dated May 1, 2018

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

At a meeting held May 17, 2018, the Board of Trustees of Forethought Variable Insurance Trust (“FVIT”) approved a proposed Plan of Liquidation (“Liquidation”) to liquidate the three Sub-Accounts listed above (each “Proposed Liquidating Portfolio Sub-Account”).  The Proposed Liquidating Portfolio Sub-Accounts were closed on February 16, 2018.

Shareholders of record of each Proposed Liquidating Portfolio Sub-Account as of the close of business, August 1, 2018, will be asked to vote and approve the Plan of Liquidation.  If the Liquidation is approved, the Proposed Liquidating Portfolio Sub-Accounts will be liquidated on or about December 21, 2018 (“Liquidation Date”).

On or about the close of business on December 21, 2018, for each Liquidation that is approved, the following will apply:

•     Contract Value.  If any of your Contract Value is invested in a Proposed Liquidating Portfolio Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account.  You may transfer any Contract Value in the affected Sub-Accounts to other investment options currently available under your Contract prior to the Liquidation Date;

•     Enrollments.  If you do not make any updates to your enrollment(s) (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and/or Systematic Withdrawal) that includes transfers of Contract Value into or out of a Proposed Liquidating Portfolio Sub-Account prior to the Liquidation Date, your enrollment(s) will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account; and

•     Sub-Account Transfer Rule.  The transfer of your Contract Value from a Proposed Liquidating Portfolio Sub-Account as a result of the Liquidation will not be counted against any limitation on the number of transfers that may be performed.

Upon completion of the proposed Liquidation, all information and references to the Proposed Liquidating Portfolio Sub-Accounts are deleted from your prospectus.

This Supplement Should Be Retained For Future Reference.

FIC-I-052518-LIQ